Exhibit 99.1

May 2014

 Forward Looking Statements 2 This presentation contains certain forward-looking information about Eagle Pharmaceuticals that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “strong,” “up coming,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products, our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our product candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether our product candidates will be successfully marketed if approved; whether our discovery and development efforts relating to improved formulations and delivery methods for existing FDA-approved products will be successful and/or our ability to select and acquire or in-license product candidates; our ability to achieve the results contemplated by our collaboration arrangements; the strength and enforceability of our intellectual property rights; competition from biotechnology and pharmaceutical companies; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors included in our final prospectus filed with the Securities and Exchange Commission on February 13, 2014 relating to our Registration Statement on Form S-1 (File No. 333-192984) for our initial public offering. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Specialty pharmaceutical company focused on developing and commercializing injectable products Differentiated commercialization strategy utilizing the FDA's 505(b)(2) regulatory pathway Addresses shortcomings of existing, FDA-approved, commercially successful injectable products Focused on critical care and oncology sectors Extensive pipeline of product candidates Disclosed pipeline represents $3.4B in peak US branded drug sales Multiple additional product candidates Strong IP protection with 11 patents issued and 8 filed About Eagle Pharmaceuticals

EAGLE 505(b)(2) – PDUFA Dates New IP (11 patents) Leverage existing brand Low operating cost Specialty Pharma Premium pricing Long commercial duration Injectable Generics Low R&D cost High barrier dosage form A New Paradigm in Specialty Injectables 505(b)(2) = Early Access & Differentiation

Clear Benefits of 505(b)(2) Pathway Strict product specifications More difficult to circumvent patents Subject to 180-day exclusivity period Altered formulations allow for: Strengthened assertions of non infringement Improved product profile New patentable compositions Not blocked by ANDA holder’s 180-day exclusivity period ANDA = Sameness 505(b)(2) = Early Access & Differentiation

Late Stage: Disclosed Portfolio Product Active Ingredient 2013 US Branded Sales (mm)1 Upcoming Milestone Ryanodex dantrolene $20 NDA Fast-Tracked PDUFA 7-22-14 EP-4104 (heat stroke) dantrolene N/A Start clinical trial mid-2014 EP-3101 (ready to dilute) bendamustine $709 Tentative approval 7-6-14 EP-3102 (short infusion) bendamustine $709 Pivotal trial results Q3-2014 EP-6101 bivalirudin $550 Submit NDA mid-2015 EP-5101 pemetrexed $1,209 Submit NDA late-2015 EP-1101 argatroban $99 Marketed in US by third parties 1 Based on publicly filed reports with the SEC, independent market research and management’s estimates Multiple product candidates targeting proven markets

Rapid reconstitution: administered in <1 minute ~$20 million US market (upside with premium pricing) Requires only small external sales force to call on stakeholders CLINICAL TIMELINE Ryanodex: Malignant Hyperthermia (MH) 1. Retrospective study conducted by the Malignant Hyperthermia Association of the United States (MHAUS) Aug ’13 Received Orphan Drug Status Q1’14 NDA Priority Review 7-22-14 PDUFA 15 minute delay in dosing increases MH AEs by 7.8%1 One 5mL dose of Ryanodex 12 vials / 720mL of FDA Approved Product for MH =

EP-4104: Exertional Heat Stroke (EHS) Leverages similarities to malignant hyperthermia Product Profile: Management of EHS as an emergency treatment Single IV bolus plus standard care (cooling and IV rehydration) Target Population: Athletes (leading cause of student athlete death in the US), workers and military personnel in situations that cause exercise related exhaustion Orphan Drug designation Discussing pivotal trial with FDA and US military Small single pivotal study with flexible endpoints 1. Retrospective study conducted by the Malignant Hyperthermia Association of the United States (MHAUS)

Bendamustine Portfolio Two bendamustine products with significant near-term potential for treatment of chronic lymphocytic leukemia (CLL) and indolent B-cell non-Hodgkin lymphoma (NHL) EP-3101 (ready to dilute) No reconstitution and better stability versus current branded product EP-3102 (shorter infusion time) Same formulation as EP-3101 with shorter chair time & reduced NaCl delivery Pivotal trial ongoing

Bendamustine Market Opportunity Eagle Launch Window Estimated US branded sales of Treanda1 exceed $800 million at launch of EP-3101/EP-31022 1) Bendamustine is currently marketed by Teva Pharmaceuticals under the brand name Treanda 2) Based on publicly filed reports with the SEC, independent market research and management’s estimates

Expect to launch prior to generics or other 505(b)(2) entrants Switch to superior product One patent issued and 4 filed with expiry expected 2031-2033 Market with small specialty sales force to cover both corporate accounts and infusion centers Bendamustine Commercialization Strategy 2014 2017 2015 2016 EP-3101/ EP-3102 launch window Potential exclusivity window ANDA launch window

Looking Ahead to EP-6101 & EP-5101 EP-6101 (bivalirudin) Enhanced version of the anti-coagulant Angiomax No reconstitution & dilution Less time consuming Complies with regulations such as USP (797) Reduces dosing errors More efficient work flow EP-5101 (pemetrexed) Primarily used as a treatment for lung cancer; marketed as Alimta No reconstitution & dilution Reduces dosing errors Less exposure to cytotoxic vapors for healthcare staff Multi-dose vial with extended vial stability

Investment Considerations Expansive market opportunity in injectable products space Extensive pipeline of product candidates with near term commercialization potential Differentiated commercialization strategy utilizing the FDA's 505(b)(2) regulatory pathway Strong IP portfolio to protect market position

May 2014